Exhibit 10.1

                                 FIRST AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

            First Amendment, dated as of February 14, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of January 14, 2003 (the "Credit Agreement"), by and among KCS ENERGY, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), Foothill, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent"; and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"), and HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership ("Highbridge"), as lead arranger.

            The Borrower and the Required Lenders desire to amend Section 5.04(f) of the Credit Agreement as hereinafter set forth.

            Accordingly, the Borrower and the Required Lenders hereby agree as follows:

                  1. Conditions Subsequent. (a) Clause (f) of Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) The Borrower shall use commercially reasonable efforts to deliver or cause to be delivered to the Collateral Agent a landlord waiver, in form and substance satisfactory to the Collateral Agent, with respect to the Borrower's and its Subsidiaries' principal offices."

                  (b) Subclause (i) of Section 5.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) With respect to those Oil and Gas Properties subject to a Production Payment 2001 Lien for which a title opinion has previously been furnished to counsel for the Lenders, within 30 days following the Effective Date; provided, however, with respect to such Oil and Gas Properties that are located in counties in the State of Michigan, such opinions shall be delivered on or prior to March 10, 2003."

                  2. Continued Effectiveness of Credit Agreement. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit

Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

                  3. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    KCS ENERGY, INC.

                                    By: /s/ Frederick Dwyer
                                    --------------------------------------------
                                    Name: Frederick Dwyer
                                    Title: Vice President


                                    FOOTHILL CAPITAL CORPORATION

                                    By: /s/ Teresa M. Bolick
                                    --------------------------------------------
                                    Name: Teresa M. Bolick
                                    Title: Vice President


                                    HIGHBRIDGE/ZWIRN SPECIAL
                                    OPPORTUNITIES FUND, L.P.

                                    By: Highbridge/Zwirn Capital Management, LLC

                                    By: /s/ Daniel B. Zwirn
                                    --------------------------------------------
                                    Name: Daniel B. Zwirn
                                    Title: Managing Principal

                                    ABLECO FINANCE LLC

                                    By: /s/ Kevin Genda
                                    --------------------------------------------
                                    Name: Kevin Genda
                                    Title: SVP/Chief Credit Officer





                                SECOND AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

     Second  Amendment,  dated as of March 6, 2003  (this  "Amendment"),  to the
                                                            ---------
Amended and Restated Credit Agreement, dated as of January 14, 2003 (as amended to date, the "Credit Agreement"), by and among KCS ENERGY, INC., a Delaware
               -----------------
corporation (the "Borrower"), the lenders from time to time party hereto (each a
                  --------
"Lender" and  collectively,  the "Lenders"),  FOOTHILL  CAPITAL  CORPORATION,  a
 ------                           -------
California  corporation  ("Foothill"),  as collateral  agent for the Lenders (in
                           --------
such capacity,  together with any successor  collateral  agent,  the "Collateral
                                                                      ----------
Agent"),  Foothill,  as administrative  agent for the Lenders (in such capacity,
-----
together with any successor  administrative  agent, the "Administrative  Agent";
                                                         ---------------------
and together with the Collateral Agent,  each an "Agent" and  collectively,  the
                                                  -----
"Agents"),  and  HIGHBRIDGE/ZWIRN  SPECIAL  OPPORTUNITIES FUND, L.P., a Delaware
 ------
limited partnership ("Highbridge"), as lead arranger.

     The Borrower and the Required Lenders desire to further amend Section 5.04(c) of the Credit Agreement as hereinafter set forth.

     Accordingly, the Borrower and the Required Lenders hereby agree as follows:

     1.  Conditions  Subsequent.  Subclause (i) of Section 5.04(c) of the Credit
         ----------------------
Agreement is hereby amended and restated in its entirety to read as follows:

          "(i) With respect to those Oil and Gas Properties subject to a Production Payment 2001 Lien for which a title opinion has previously been furnished to counsel for the Lenders, within 30 days following the Effective Date; provided, however, with respect to such Oil and Gas Properties that are located in counties in the State of Michigan, such opinions shall be delivered on or prior to April 15, 2003."

     2. Continued  Effectiveness  of Credit  Agreement.  The Borrower hereby (i)
        ----------------------------------------------
confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

     3. Miscellaneous.
        -------------
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



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          IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             KCS ENERGY, INC.


                             By:  /s/  Frederick Dwyer
                                  --------------------------------------------
                             Name:  Frederick Dwyer
                             Title: Vice President

                             FOOTHILL CAPITAL CORPORATION


                             By:  /s/  Teresa M. Bolick
                                  --------------------------------------------
                             Name:   Teresa M. Bolick
                             Title:  Vice President


                             HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
                             By:  Highbridge/Zwirn Capital Management, LLC


                             By: /s/ Daniel B. Zwirn
                                  --------------------------------------------
                             Name:  Daniel B. Zwirn
                             Title: Managing Principal

                             ABLECO FINANCE LLC


                             By:  /s/ Kevin Genda
                                  --------------------------------------------
                             Name:  Kevin Genda
                             Title: SVP/Chief Credit Officer



                                 THIRD AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

            Third Amendment, dated as of June 30, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of January 14, 2003 (as amended to date, "Credit Agreement"), by and among KCS ENERGY, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation ("Foothill"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), Foothill, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent"; and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"), and HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership ("Highbridge"), as lead arranger.

            The Borrower and the Required Lenders desire to amend the definition of "Consolidated Funded Indebtedness" and Section 7.02(g) of the Credit Agreement as hereinafter set forth.

            Accordingly, the Borrower and the Required Lenders hereby agree as follows:

                  1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

                  2. Definition of Consolidated Funded Indebtedness. The definition of Consolidated Funded Indebtedness in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Consolidated Funded Indebtedness' means, with respect to any Person at any date, all Indebtedness of such Person, determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, including, in any event, but without duplication, with respect to the Borrower and its Subsidiaries, the Revolving Loans and the amount of their Capital Lease Obligations and excluding the Production Payment 2001 Obligations, the Takeout VPP Obligations, any unrealized losses with respect to liabilities and obligations under Hedging Agreements, and Indebtedness constituting asset retirement obligations pursuant to FASB Statement No. 143."

                  3. Capital Expenditures. Clause (i) of Section 7.02(g) of the Credit Agreement is hereby amended by deleting the reference to the amount "$54,500,000" and inserting in lieu thereof the amount "$65,000,000".

                  4. Conditions Precedent. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                  (a) The representations and warranties contained in Article VI of the Credit Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and no Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

                  (b) The Administrative Agent shall have received counterparts of this Amendment which bear the signatures of the Borrower and the Required Lenders.

                  (c) The Borrower shall have paid to the Administrative Agent, for the benefit of the Lenders, in immediately available funds, a non-refundable fee, fully earned on the date hereof, equal to $45,000, which amount may be charged to the Loan Account.

                  5. Continued Effectiveness of Credit Agreement. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

                  6. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   KCS ENERGY, INC.

                                   By: /s/ Joseph T. Leary
                                   ---------------------------------------------
                                   Name: Joseph T. Leary
                                   Title: Vice President and CFO


                                   WELLS FARGO FOOTHILL, INC.

                                   By: /s/ Teresa M. Bolick
                                   ---------------------------------------------
                                   Name: Teresa M. Bolick
                                   Title: Vice President


                                   HIGHBRIDGE/ZWIRN SPECIAL
                                   OPPORTUNITIES FUND, L.P.

                                   By: Highbridge/Zwirn Capital Management, LLC

                                   By: /s/ Daniel B. Zwirn
                                   ---------------------------------------------
                                   Name: Daniel B. Zwirn
                                   Title: Managing Principal


                                   ABLECO FINANCE LLC

                                   By: /s/ Kevin Genda
                                   ---------------------------------------------
                                   Name: Kevin Genda
                                   Title: SVP/Chief Credit Officer